Subsequent events	12 Months Ended
Dec. 31, 2025
Events After Reporting Period [Abstract]
Subsequent events	Subsequent events
On August 4, 2025, Alcon entered into a definitive agreement to acquire STAAR Surgical Company ("STAAR"), a global medical technology company focused on the research, development, manufacturing, distribution and sale of phakic intraocular lenses. Pursuant to the terms of the agreement as amended, Alcon agreed to acquire all outstanding shares of STAAR’s common stock for total consideration of approximately $1.8 billion. On January 6, 2026, Alcon terminated its definitive merger agreement with STAAR. There were no termination fees for either company.
On August 20, 2025, Alcon executed a $1.9 billion bridge loan agreement (the "2025 Bridge Loan Facilities") with Morgan Stanley Bank International Limited and Morgan Stanley Bank, N.A., split in two tranches of $1.4 billion (“Facility A”) and $0.5 billion (“Facility B”), respectively. Facility A was restricted for use in funding the acquisition of STAAR, whereas Facility B was to be used for financing or refinancing of any other acquisitions. The 2025 Bridge Loan Facilities remained fully undrawn as of December 31, 2025. The maturity of the 2025 Bridge Loan Facilities was to be determined upon the completion of the related acquisitions. In January 2026, Alcon cancelled the 2025 Bridge Loan Facilities.
On February 24, 2026, Alcon announced certain efficiency measures supported by operational improvements and infrastructure investments. Alcon estimates the total cost to implement these efficiency measures to be approximately $150 million and expects the implementation to be completed in 2026.
On February 24, 2026, the Board approved the proposal to submit the 2025 financial statements of Alcon Inc. and these Consolidated Financial Statements for approval at the Annual General Meeting on April 30, 2026. Additionally on February 24, 2026, the Board proposed a dividend of CHF 0.28 per share to be approved at the same Annual General Meeting. If approved by the shareholders, the total dividend payments would amount to a maximum of approximately $182 million using the CHF/USD exchange rate as of February 16, 2026.
The Board has evaluated subsequent events as they relate to Alcon for potential recognition or disclosures from January 1, 2026 to the date of the approval of these Consolidated Financial Statements and has determined there are no additional subsequent events to be reported in these Consolidated Financial Statements.